UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 5, 2008

APOGEE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450
(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 5, 2008, Apogee Technology, Inc. (“Apogee” or the “Company”) received $210,000 in proceeds from the sale of five promissory notes.  Herbert M. Stein, the President, Chief Executive Officer and Chairman of the Board of Directors of Apogee, loaned the Company $35,000 pursuant to the promissory note attached hereto; David Spiegel, a large shareholder of Apogee’s common stock, loaned the Company $35,000 pursuant to the promissory note attached hereto; TYJO Corporation Money Purchase Pension Plan loaned the Company $100,000 pursuant to the promissory note attached hereto; Robert Schacter, as Custodian for Tyler Schacter UTMA/CA, loaned the Company $20,000 pursuant to the promissory note attached hereto; and Robert Schacter, as Custodian for Joseph Schacter UTMA/CA, loaned the Company $20,000 pursuant to the promissory note attached hereto.  The promissory notes bear simple interest of 8% per year and are to be repaid in cash after 180 days.

The promissory notes are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Associated with the promissory notes discussed above are five warrants issued by Apogee as additional consideration for the promissory notes.  Each warrant has an exercise price of $1.00, is exercisable immediately and expires three years from the date of issuance.  The warrants are for the purchase of 3,500, 3,500, 10,000, 2,000 and 2,000 shares of Apogee common stock for Mr. Stein, Mr. Spiegel, TYJO Corporation Money Purchase Pension Plan, Robert Schacter, as Custodian for Tyler Schacter UTMA/CA, and Robert Schacter, as Custodian for Joseph Schacter UTMA/CA, respectively.  These warrants, and the warrants previously issued to Mr. Stein, Mr. Spiegel, TYJO Corporation Money Purchase Pension Plan, Robert Schacter, as Custodian for Tyler Schacter UTMA/CA, and Robert Schacter, as Custodian for Joseph Schacter UTMA/CA, pursuant to earlier promissory notes, have been documented using the form of warrant, Exhibit 99.6, attached.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Promissory Note dated as of September 5, 2008 by and between Apogee Technology, Inc. and Herbert M. Stein
99.2	Promissory Note dated as of September 5, 2008 by and between Apogee Technology, Inc. and David Spiegel
99.3	Promissory Note dated as of September 5, 2008 by and between Apogee Technology, Inc. and TYJO Corporation Money Purchase Pension Plan
99.4	Promissory Note dated as of September 5, 2008 by and between Apogee Technology, Inc. and Robert Schacter, as Custodian for Tyler Schacter UTMA/CA
99.5	Promissory Note dated as of September 5, 2008 by and between Apogee Technology, Inc. and Robert Schacter as Custodian for Joseph Schacter UTMA/CA
99.6	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: September 10, 2008	By:	/s/ Herbert M. Stein
Herbert M. Stein
President, Chief Executive Officer and Chairman of the Board